                                                                   EXHIBIT 10(d)

                                   FORM 11-K
                                 ANNUAL REPORT

                        PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

   (MARK ONE:)
     /X/      ANNUAL REPORT PURSUANT TO SECTION 15(D) OF THE
              SECURITIES AND EXCHANGE ACT OF 1934 (FEE REQUIRED)
              FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995
     / /      TRANSACTION REPORT PURSUANT TO SECTION 15(D) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)
              FOR THE TRANSITION PERIOD FROM           TO

COMMISSION FILE NUMBER: 1-4014

A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                                   FINA, INC.
               (FORMERLY NAMED AMERICAN PETROFINA, INCORPORATED)
                                   FINA PLAZA
                           8350 N. CENTRAL EXPRESSWAY
                              DALLAS, TEXAS 75206

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

                FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

                           DECEMBER 31, 1995 AND 1994

                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

[LOGO KPMG Peat Marwick LLP]

                          INDEPENDENT AUDITORS' REPORT

The Plan Committee
Amdel Inc. Employee Investment Plan:

     We have audited the accompanying statements of net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1995 and 1994 and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1995 and 1994, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statements of net assets available for plan benefits and the statements of changes in net assets available for plan benefits is presented for purposes of additional analysis rather than to present the net assets available for plan benefits and changes in net assets for plan benefits of each Fund. The supplemental schedules and Fund Information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                       /s/ KPMG Peat Marwick LLP
Dallas, Texas
April 4, 1996

       Member Firm of
[LOGO] Klynveld Peat Marwick Goerdeler

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

                     STATEMENTS OF NET ASSETS AVAILABLE FOR
                      PLAN BENEFITS, WITH FUND INFORMATION
                           DECEMBER 31, 1995 AND 1994

                                                                        FUND INFORMATION
                                                   ----------------------------------------------------------
                                                                                   TBC, INC.
                                                   FINA, INC.       U.S.        POOLED EMPLOYEE
                                                     COMMON       TREASURY       DAILY LIQUID       COMPANY
                                       TOTAL         STOCK       OBLIGATIONS         FUND          FORFEITURES
                                     ----------    ----------    -----------    ---------------    ----------
DECEMBER 31, 1995:
  Investments, at fair value:
     FINA, Inc., Class A common
       stock (13,131 shares; cost
       of $511,902)................  $  663,116     $ 663,116     $       --      $        --       $     --
     The Boston Company
       Intermediate Government
       Securities Fund (19,986
       shares; cost of $254,015)...     257,421            --        257,421               --             --
     Money market investments......   1,914,139         4,200             --        1,905,627          4,312
  Cash.............................       6,500           (38)           (17)           6,555             --
  Interest receivable..............       9,298            50             13            9,217             18
  Contributions receivable from
     employees.....................      56,539        11,397          2,987           42,155             --
  Contributions receivable from
     employing companies...........      42,905         7,986          2,411           32,508             --
                                     ----------    ----------    -----------    ---------------    ----------
       Plan assets.................   2,949,918       686,711        262,815        1,996,062          4,330
  Forfeitures available for future
     use...........................      (4,330)           --             --               --         (4,330)
                                     ----------    ----------    -----------    ---------------    ----------
          Net assets available for
            plan benefits..........  $2,945,588     $ 686,711     $  262,815      $ 1,996,062      $      --
                                     ==========     =========     ==========      ===========      ==========
DECEMBER 31, 1994:
  Investments, at fair value:
     FINA, Inc., Class A common
       stock (9,510 shares; cost of
       $333,015)...................  $  325,123     $ 325,123     $       --      $        --       $     --
     The Boston Company
       Intermediate Government
       Securities Fund (17,414
       shares; cost of $224,171)...     207,050            --        207,050               --             --
     Money market investments......   1,760,491         4,439             --        1,756,052             --
  Cash.............................       7,601             1             --               --          7,600
  Interest receivable..............       8,124            44             --            8,045             35
  Contributions receivable from
     employees.....................      52,983         6,537          2,909           43,537             --
  Contributions receivable from
     employing companies...........      41,006         5,220          2,689           33,097             --
                                     ----------    ----------    -----------    ---------------    ----------
       Plan assets.................   2,402,378       341,364        212,648        1,840,731          7,635
  Forfeitures available for future
     use...........................      (7,635)           --             --               --         (7,635)
  Amounts due others...............      (4,678)       (4,386)           (31)            (261)            --
                                     ----------    ----------    -----------    ---------------    ----------
          Net assets available for
            plan benefits..........  $2,390,065     $ 336,978     $  212,617      $ 1,840,470      $      --
                                     ==========     =========     ==========      ===========      ==========

                See accompanying notes to financial statements.

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

               STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR
                      PLAN BENEFITS, WITH FUND INFORMATION
                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                              FUND INFORMATION
                                                             --------------------------------------------------
                                                             FINA, INC      U.S.       TBC POOLED
                                                              COMMON      TREASURY      EMPLOYEE      COMPANY
                                                  TOTAL        STOCK     OBLIGATIONS      FUND      FORFEITURES
                                                ----------   ---------   -----------   ----------   -----------
YEAR ENDED DECEMBER 31, 1995:
  Allotments and contributions:
     Basic allotments by employees............  $  552,124   $  90,263    $  31,782    $  430,079    $       --
     Additional allotments by employees.......     170,785      39,206        7,439       124,140            --
     Contributions by employing companies.....     552,124      93,902       32,058       426,164            --
                                                ----------    --------     --------    ----------      --------
                                                 1,275,033     223,371       71,279       980,383            --
                                                ----------    --------     --------    ----------      --------
  Investment income (loss):
     Dividends................................      36,935      24,007       12,928            --            --
     Interest.................................      94,393         823           23        93,547            --
     Other expense............................     (11,022)     (2,243)      (1,086)       (7,693)           --
     Net appreciation in fair values of
       investments............................     175,558     160,113       15,445            --            --
                                                ----------    --------     --------    ----------      --------
                                                   295,864     182,700       27,310        85,854            --
                                                ----------    --------     --------    ----------      --------
  Withdrawals:
     In cash and in kind......................   1,013,892      80,768       48,391       884,733            --
     Forfeitures..............................       1,482       1,482           --            --            --
                                                ----------    --------     --------    ----------      --------
                                                 1,015,374      82,250       48,391       884,733            --
                                                ----------    --------     --------    ----------      --------
  Transfers among funds.......................          --      25,912           --       (25,912)           --
                                                ----------    --------     --------    ----------      --------
       Net increase in net assets available
          for plan benefits...................     555,523     349,733       50,198       155,592            --
  Net assets available for plan benefits:
     Beginning of year........................   2,390,065     336,978      212,617     1,840,470            --
                                                ----------    --------     --------    ----------      --------
     End of year..............................  $2,945,588   $ 686,711    $ 262,815    $1,996,062    $       --
                                                ==========    ========     ========    ==========      ========
YEAR ENDED DECEMBER 31, 1994:
  Allotments and contributions:
     Basic allotments by employees............  $  516,059   $  55,689    $  32,241    $  428,129    $       --
     Additional allotments by employees.......     150,557      24,304        3,829       122,424            --
     Contributions by employing companies.....     516,059      63,561       33,176       419,322            --
                                                ----------    --------     --------    ----------      --------
                                                 1,182,675     143,554       69,246       969,875            --
                                                ----------    --------     --------    ----------      --------
  Investment income (loss):
     Dividends................................      24,936      14,117       10,819            --            --
     Interest.................................      58,774          --           --        58,774            --
     Other expense............................      (2,525)         --         (280)       (2,245)           --
     Net depreciation in fair values of
       investments............................     (25,914)     (7,000)     (18,914)           --            --
                                                ----------    --------     --------    ----------      --------
                                                    55,271       7,117       (8,375)       56,529            --
                                                ----------    --------     --------    ----------      --------
  Withdrawals in cash and in kind.............   1,047,481     154,782       43,052       849,647            --
                                                ----------    --------     --------    ----------      --------
  Transfers among funds.......................          --         (75)        (440)          515            --
                                                ----------    --------     --------    ----------      --------
       Net increase (decrease) in net assets
          available for plan benefits.........     190,465      (4,186)      17,379       177,272            --
  Net assets available for plan benefits:
     Beginning of year........................   2,199,600     341,164      195,238     1,663,198            --
                                                ----------    --------     --------    ----------      --------
     End of year..............................  $2,390,065   $ 336,978    $ 212,617    $1,840,470    $       --
                                                ==========    ========     ========    ==========      ========

                See accompanying notes to financial statements.

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1995 AND 1994

(1)  GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a)  General

     The Amdel Inc. Employee Investment Plan (the Plan) operates for the benefit of certain employees of American Petrofina Pipe Line Co. and certain employees of Fina Oil and Chemical Company (FOCC), both of which are wholly-owned subsidiaries of FINA, Inc. and are hereafter referred to as "employing companies."

     The Plan is a defined contribution plan covering certain full-time employees of the employing companies who have completed six months of service. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The following description of the Plan reflects all Plan amendments and is provided for general purposes only. Participants should refer to the Plan document for more complete information.

     The Plan is administered by the Pension Committee appointed by and acting on behalf of the Board of Directors of FOCC. Pursuant to the Plan's trust agreement, an independent trustee (Trustee) maintains custody of the Plan's assets. The Boston Safe Deposit and Trust Company serves as the independent trustee.

  (b)  Basis of Presentation

     The accompanying financial statements of the Plan have been prepared on an accrual basis using fair values for investments. The fair values of investments are based on closing market quotations or listed redeemable values. Security transactions are recorded on a trade date basis.

  (c)  Expenses Relating to Investment Securities

     Expenses relating to the purchase or sale of investment securities are added to the cost or deducted from the proceeds, respectively.

  (d)  Expenses of Administering the Plan

     All costs and expenses incurred in administering the Plan, including the fees and expenses of the Trustee, the fees of its counsel and other administrative expenses, are the responsibility of the employing companies through June 30, 1994. Beginning July 1, 1994 all external costs and expenses incurred in administering the Plan are the responsibility of the Plan's participants.

  (e)  Contributions

     Participants may elect to contribute up to 10% of their basic compensation to the Plan. The employing company will contribute an amount equal to the lesser of the amount contributed by the participant or 5% of the participant's basic compensation. Employing company contributions are reduced by participants' forfeitures.

  (f)  Investment Program and Vesting

     The Trustee of the Plan by law retains responsibility for the investments of the Plan. Consistent with the fiduciary standards of ERISA, safeguards are adhered to in protecting the interests of Plan participants and their beneficiaries.

     A participant may direct the proportions of his or her allotments, employer contributions, and any earnings received by the Trustee for his or her account into a money market fund, government securities fund, or the Class A common stock of FINA, Inc. In the absence of direction, all amounts will be held in cash

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN
without interest. Participants become completely vested in contributions of the employing companies upon five years of service with the company.

     A description of such rights and provisions and an explanation of the treatment of forfeitures and other matters are contained in the Plan document.

     Participation in each investment option at December 31, 1995 and 1994 is presented below. The sum of participation by investment option is greater than the total number of Plan participants because participation is allowed in more than one option.

     A summary of participants by investment options follows:

                                                                          1995    1994
                                                                          ---     ---
        FINA, Inc. Class A common stock.................................   75      54
        Government securities fund......................................   26      28
        Money market fund...............................................  229     230

  (g) Withdrawals

     A participant may withdraw securities and cash attributable to his or her allotments at any time. Withdrawal of any part of the amounts attributable to the employing companies' contributions, except on retirement under the Amdel Inc. Noncontributory Retirement Plan, death or disability, is contingent upon completion of five years of service. Any amounts not eligible for withdrawal due to employee termination are forfeited and applied to reduce subsequent employing companies' contributions. In certain circumstances, amounts forfeited may be restored to terminated employees who are subsequently reemployed provided they repay the amount previously withdrawn or distributed.

     Withdrawals in cash and in kind in the accompanying financial statements represent the fair value of the assets at date of distribution.

  (h)  Form 5500 Reconciliation

     The net assets available for plan benefits and withdrawals reported in the Plan's Form 5500 are different from the corresponding amount reported in the accompanying financial statements by $786,289 and ($33,735), respectively, as of and for the year ended December 31, 1995 and $752,554 and $47,611, respectively, as of and for the year ended December 31, 1994. These differences relate to the classification of withdrawals currently payable to participants.

  (i)  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)  FEDERAL INCOME TAXES

     The Plan has obtained from the Internal Revenue Service a determination letter dated August 18, 1995 indicating that the Plan qualifies under the provisions of Section 401(a) of the Internal Revenue Code and, accordingly, is exempt from Federal income taxes under Section 501(a). The United States Federal income tax status of the participants with respect to their contributions to the Plan is described in information submitted to the participants and subject to certain limitations.

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

(3)  PLAN TERMINATION

     Although they have not expressed any intent to do so, the employing companies have the right under the Plan to discontinue their contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination, participants will become 100% vested in their accounts.

                                                                      SCHEDULE 1

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

         ITEM 27(A) -- SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               DECEMBER 31, 1995

              IDENTITY OF                  DESCRIPTION OF     NUMBER OF                   CURRENT
         MARKETABLE INVESTMENT               INVESTMENT      SHARES/UNITS      COST        VALUE
---------------------------------------  ------------------  ------------   ----------   ----------
FINA, Inc. Class A common stock........  Common Stock             13,131    $  511,902   $  663,116

The Boston Company Intermediate
  Government Securities Fund...........  Government               19,986       254,015      257,421
                                         Securities Fund

TBC Inc. Pooled Employee Daily
  Liquidity Fund.......................  Money Market Fund     1,914,139     1,914,139    1,914,139
                                                                            ----------   ----------
                                                                            $2,680,056   $2,834,676
                                                                            ==========   ==========

                 See accompanying independent auditors' report.

                                                                      SCHEDULE 2

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

               ITEM 27(D) -- SCHEDULE OF REPORTABLE TRANSACTIONS
                          YEAR ENDED DECEMBER 31, 1995

                                                                                                        CURRENT VALUE
                                 NUMBER                                                                  OF ASSET ON
                                   OF         PURCHASE     SELLING     LEASE    EXPENSES    COST OF      TRANSACTION      NET
    DESCRIPTION OF ASSET      TRANSACTIONS     PRICE        PRICE      RENTAL   INCURRED     ASSET          DATE         (LOSS)
----------------------------  ------------   ----------   ----------   ------   --------   ----------   -------------    ------
Purchases:
  FINA, Inc. Class A common
     stock..................       12        $  234,981   $       --    $ --      $ --     $  234,981    $   234,981     $   --
  TBC Inc. Pooled Employee
     Daily Liquidity Fund...       68         1,374,603           --      --        --      1,374,603      1,374,603         --
Sales:
  FINA, Inc. Class A common
     stock..................        2                --       23,938      --        --         24,189         23,938       (251)
  TBC Inc. Pooled Employee
     Daily Liquidity Fund...       64        $       --   $1,228,555    $ --      $ --     $1,228,555    $ 1,228,555     $   --

                 See accompanying independent auditors' report.

[LOGO KPMG Peat Marwick LLP]


                        CONSENT OF INDEPENDENT AUDITORS

The Plan Committee
Amdel Inc. Employee Investment Plan:

     We consent to incorporation by reference in the Registration Statement (No. 2-49321) on Form S-8 of FINA, Inc. of our report dated April 4, 1996, relating to the statements of net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1995 and 1994, and the related statements of changes in net assets available for plan benefits for the years then ended, and the related supplemental schedules, which report appears in the December 31, 1995 annual report on Form 11-K of the Amdel Inc. Employee Investment Plan.


                                          /s/ KPMG Peat Marwick LLP
                                          KPMG Peat Marwick LLP

Dallas, Texas
April 23, 1996

        Member Firm of
[LOGO]  Klynveld Peat Marwick Goerdeler

                                   SIGNATURES

     The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         AMDEL INC.
                                                  EMPLOYEE INVESTMENT PLAN

                                                 /s/  CULLEN M. GODFREY
                                             ---------------------------------
                                                     Cullen M. Godfrey
                                               Vice President, Secretary and
                                             General Counsel of the Registrant

Dated: April 12, 1996